                                                                     EXHIBIT 4.2

                                    INDENTURE

                          DATED AS OF FEBRUARY 1, 2005

                                 ---------------

                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

                       J.P.MORGAN TRUST COMPANY, NATIONAL
                  ASSOCIATION (SUCCESSOR TO BANK ONE, NATIONAL
                                  ASSOCIATION)
                  611 Woodward Avenue, Detroit, Michigan 48226

                                   AS TRUSTEE

                                 ---------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES A,

                    (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES B,

                                       AND

                          (C) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                                                  PAGE
                                                                                                  ----
PARTIES.........................................................................................    1
         Original Indenture and Supplementals...................................................    1
         Issue of Bonds Under Indenture.........................................................    2
         Bonds Heretofore Issued................................................................    2
         Reason for Creation of New Series......................................................    9
         Bonds to be 2005 Series A and 2005 Series B............................................    9
         Further Assurance......................................................................    9
         Authorization of Supplemental Indenture................................................   10
         Consideration for Supplemental Indenture...............................................   10
PART I. CREATION OF THREE HUNDRED THIRTY-NINTH SERIES OF BONDS. GENERAL AND REFUNDING              10
MORTGAGE BONDS, 2005 Series A...................................................................
         Sec. 1.   Terms of Bonds of 2005 Series A..............................................   10
                   Release......................................................................   14
         Sec. 2.   Redemption of Bonds of 2005 Series A.........................................   14
         Sec. 3.   Redemption of Bonds of 2005 Series A in event of acceleration of Notes.......   14
         Sec. 4.   Form of Bonds of 2005 Series A...............................................   15
                   Form of Trustee's Certificate................................................   17
PART II. CREATION OF THREE HUNDRED FORTIETH SERIES OF BONDS. GENERAL AND REFUNDING                 20
MORTGAGE BONDS, 2005 Series B...................................................................
         Sec. 1.   Terms of Bonds of 2005 Series B..............................................   20
                   Release......................................................................   23
         Sec. 2.   Redemption of Bonds of 2005 Series B.........................................   23
         Sec. 3.   Redemption of Bonds of 2005 Series B in event of acceleration of Notes.......   24
         Sec. 4.   Form of Bonds of 2005 Series B...............................................   25
                   Form of Trustee's Certificate................................................   27
PART III. RECORDING AND FILING DATA.............................................................   30
         Recording and Filing of Original Indenture.............................................   30
         Recording and Filing of Supplemental Indentures........................................   30
         Recording of Certificates of Provision for Payment.....................................   35
PART IV. THE TRUSTEE............................................................................   36
         Terms and Conditions of Acceptance of Trust by Trustee.................................   36
PART V. MISCELLANEOUS...........................................................................   36
         Confirmation of Section 318(c) of Trust Indenture Act..................................   36
         Execution in Counterparts..............................................................   36
         Testimonium............................................................................   36
         Execution by The Detroit Edison Company................................................   37
         Acknowledgment of Execution by Company.................................................   38
         Execution by Trustee...................................................................   39
         Acknowledgment of Execution by Trustee.................................................   40
         Affidavit as to Consideration and Good Faith...........................................   41

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

                                      (i)

PARTIES.

SUPPLEMENTAL INDENTURE, dated as of the 1st day of February, in the year 2005, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and J.P. Morgan Trust Company, National Association (successor to Bank One, National Association), a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward Avenue, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE AND SUPPLEMENTALS.

WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15,
1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November
15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15,
1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1,
1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1,
1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980,
August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983,
October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986,
August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15,
1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989,
February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991,
September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993,
May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994,
June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1,
1999, August 15, 1999 and January 1, 2000, April 15, 2000, August 1, 2000,

March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17,
2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004 and
July 1, 2004 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS UNDER INDENTURE.

WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.

WHEREAS, bonds in the principal amount of Ten billion eight hundred twenty-three million six hundred twenty-seven thousand ($10,823,627,000) have heretofore been issued under the Indenture as follows, viz:

(1)             Bonds of Series A                       --  Principal Amount $26,016,000,

(2)             Bonds of Series B                       --  Principal Amount $23,000,000,

(3)             Bonds of Series C                       --  Principal Amount $20,000,000,

(4)             Bonds of Series D                       --  Principal Amount $50,000,000,

(5)             Bonds of Series E                       --  Principal Amount $15,000,000,

(6)             Bonds of Series F                       --  Principal Amount $49,000,000,

(7)             Bonds of Series G                       --  Principal Amount $35,000,000,

(8)             Bonds of Series H                       --  Principal Amount $50,000,000,

(9)             Bonds of Series I                       --  Principal Amount $60,000,000,

(10)            Bonds of Series J                       --  Principal Amount $35,000,000,

(11)            Bonds of Series K                       --  Principal Amount $40,000,000,

(12)            Bonds of Series L                       --  Principal Amount $24,000,000,

(13)            Bonds of Series M                       --  Principal Amount $40,000,000,

(14)            Bonds of Series N                       --  Principal Amount $40,000,000,

(15)            Bonds of Series O                       --  Principal Amount $60,000,000,

(16)            Bonds of Series P                       --  Principal Amount $70,000,000,

(17)            Bonds of Series Q                       --  Principal Amount $40,000,000,

(18)            Bonds of Series W                       --  Principal Amount $50,000,000,

(19)            Bonds of Series AA                      --  Principal Amount $100,000,000,

(20)            Bonds of Series BB                      --  Principal Amount $50,000,000,

(21)            Bonds of Series CC                      --  Principal Amount $50,000,000,

(22)            Bonds of Series UU                      --  Principal Amount $100,000,000,

(23-31)         Bonds of Series DDP Nos. 1-9            --  Principal Amount $14,305,000,

(32-45)         Bonds of Series FFR Nos. 1-14           --  Principal Amount $45,600,000,

(46-67)         Bonds of Series GGP Nos. 1-22           --  Principal Amount $42,300,000,

(68)            Bonds of Series HH                      --  Principal Amount $50,000,000,

(69-90)         Bonds of Series IIP Nos. 1-22           --  Principal Amount $3,750,000,

(91-98)         Bonds of Series JJP Nos. 1-8            --  Principal Amount $6,850,000,

(99-107)        Bonds of Series KKP Nos. 1-9            --  Principal Amount $34,890,000,

(108-122)       Bonds of Series LLP Nos. 1-15           --  Principal Amount $8,850,000,

(123-143)       Bonds of Series NNP Nos. 1-21           --  Principal Amount $47,950,000,

(144-161)       Bonds of Series OOP Nos. 1-18           --  Principal Amount $18,880,000,

(162-180)       Bonds of Series QQP Nos. 1-19           --  Principal Amount $13,650,000,

(181-195)       Bonds of Series TTP Nos. 1-15           --  Principal Amount $3,800,000,

(196)           Bonds of 1980 Series A                  --  Principal Amount $50,000,000,

(197-221)       Bonds of 1980 Series CP Nos. 1-25       --  Principal Amount $35,000,000,

(222-232)       Bonds of 1980 Series DP
                Nos. 1-11                               --  Principal Amount $10,750,000,

(233-248)       Bonds of 1981 Series AP
                Nos. 1-16                               --  Principal Amount $124,000,000,

(249)           Bonds of 1985 Series A                  --  Principal Amount $35,000,000,

(250)           Bonds of 1985 Series B                  --  Principal Amount $50,000,000,

(251)           Bonds of Series PP                      --  Principal Amount $70,000,000,

(252)           Bonds of Series RR                      --  Principal Amount $70,000,000,

(253)           Bonds of Series EE                      --  Principal Amount $50,000,000,

(254-255)       Bonds of Series MMP and                 --  Principal Amount $5,430,000,
                MMP No. 2

(256)           Bonds of Series T                       --  Principal Amount $75,000,000,

(257)           Bonds of Series U                       --  Principal Amount $75,000,000,

(258)           Bonds of 1986 Series B                  --  Principal Amount $100,000,000,

(259)           Bonds of 1987 Series D                  --  Principal Amount $250,000,000,

(260)           Bonds of 1987 Series E                  --  Principal Amount $150,000,000,

(261)           Bonds of 1987 Series C                  --  Principal Amount $225,000,000,

(262)           Bonds of Series V                       --  Principal Amount $100,000,000,

(263)           Bonds of Series SS                      --  Principal Amount $150,000,000,

(264)           Bonds of 1980 Series B                  --  Principal Amount $100,000,000,

(265)           Bonds of 1986 Series C                  --  Principal Amount $200,000,000,

(266)           Bonds of 1986 Series A                  --  Principal Amount $200,000,000,

(267)           Bonds of 1987 Series B                  --  Principal Amount $175,000,000,

(268)           Bonds of Series X                       --  Principal Amount $100,000,000,

(269)           Bonds of 1987 Series F                  --  Principal Amount $200,000,000,

(270)           Bonds of 1987 Series A                  --  Principal Amount $300,000,000,

(271)           Bonds of Series Y                       --  Principal Amount $60,000,000,

(272)           Bonds of Series Z                       --  Principal Amount $100,000,000,

(273)           Bonds of 1989 Series A                  --  Principal Amount $300,000,000,

(274)           Bonds of 1984 Series AP                 --  Principal Amount $2,400,000,

(275)           Bonds of 1984 Series BP                 --  Principal Amount $7,750,000,

(276)           Bonds of Series R                       --  Principal Amount $100,000,000,

(277)           Bonds of Series S                       --  Principal Amount $150,000,000,

(278)           Bonds of 1993 Series D                  --  Principal Amount $100,000,000,

(279)           Bonds of 1992 Series E                  --  Principal Amount $50,000,000,

(280)           Bonds of 1993 Series B                  --  Principal Amount $50,000,000,

(281)           Bonds of 1989 Series BP                 --  Principal Amount $66,565,000,

(282)           Bonds of 1990 Series A                  --  Principal Amount $194,649,000,

(283)           Bonds of 1993 Series G                  --  Principal Amount $225,000,000,

(284)           Bonds of 1993 Series K                  --  Principal Amount $160,000,000,

(285)           Bonds of 1991 Series EP                 --  Principal Amount $41,480,000,

(286)           Bonds of 1993 Series H                  --  Principal Amount $50,000,000,

(287)           Bonds of 1999 Series D                  --  Principal Amount $40,000,000,

(288)           Bonds of 1991 Series FP                 --  Principal Amount $98,375,000,

(289)           Bonds of 1992 Series BP                 --  Principal Amount $20,975,000,

(290)           Bonds of 1992 Series D                  --  Principal Amount $300,000,000,

(291)           Bonds of 1992 Series CP                 --  Principal Amount $35,000,000,

(292)           Bonds of 1993 Series C                  --  Principal Amount $225,000,000,

(293)           Bonds of 1993 Series E                  --  Principal Amount $400,000,000,

(294)           Bonds of 1993 Series J                  --   Principal Amount $300,000,000,

(295-300)       Bonds of Series KKP Nos. 10-15          --   Principal Amount $179,590,000,

(301)           Bonds of 1989 Series BP No. 2           --   Principal Amount $36,000,000,

(302)           Bonds of 1993 Series FP                 --   Principal Amount $5,685,000,

(303)           Bonds of 1993 Series IP                 --   Principal Amount $5,825,000,

(304)           Bonds of 1994 Series AP                 --   Principal Amount $7,535,000,
                                                        and

(305)           Bonds of 1994 Series BP                 --   Principal Amount $12,935,000,

(306)           Bonds of 1994 Series DP                 --   Principal Amount $23,700,000,
                                                        and

                all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(307) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred forty-two million seven hundred forty thousand dollars ($142,740,000) principal amount havetofore been retired and One hundred fourteen million one hundred ninety-two thousand dollars ($114,192,000) principal amount are outstanding at the date hereof;

(308) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Fifty-one million two hundred eighty-five thousand dollars ($51,285,000) principal amount have heretofore been retired and Thirty-four million one hundred ninety thousand dollars ($34,190,000) principal amount are outstanding at the date hereof;

(309) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(310) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

(311) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

(312) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(313) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(314) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(315) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

(316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

(317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

(318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

(319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred forty-three million eight hundred ninety-five thousand dollars ($143,895,000) principal amount have heretofore been retired and seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

(322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

(323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

(324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

(325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

(326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

(328) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(329) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(330) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

(331) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

(332) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(333)           INTENTIONALLY RESERVED FOR 1990 SERIES D;

(334)           INTENTIONALLY RESERVED FOR 1990 SERIES E;

(335)           INTENTIONALLY RESERVED FOR 1990 SERIES F;

(336) Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(337) Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof; and

(338) Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof; and

                accordingly, the Company has issued and has presently outstanding Two billion eight hundred nineteen million two hundred twenty-two thousand dollars ($2,819,222,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof.

REASON FOR CREATION OF NEW SERIES.

WHEREAS, the Company intends to issue series of Notes under the Note Indenture herein referred to, and, pursuant to the Note Indenture, the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE 2005 SERIES A AND 2005 SERIES B.

WHEREAS, for such purpose the Company desires by this Supplemental Indenture to create two new series of bonds, to be designated "General and Refunding Mortgage Bonds, 2005 Series A" in the aggregate principal amount of two hundred million dollars ($200,000,000) and "General and Refunding Mortgage Bonds, 2005 Series B" in the aggregate principal amount of two hundred million dollars ($200,000,000), to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.

WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL INDENTURE.

NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
                     CREATION OF THREE HUNDRED THIRTY-NINTH
                            SERIES OF BONDS, GENERAL
                          AND REFUNDING MORTGAGE BONDS,
                               2005 SERIES A BONDS

TERMS OF BONDS OF 2005 SERIES A.

SECTION 1. The Company hereby creates the three hundred thirty-ninth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2005 Series A" (elsewhere herein referred to as the "bonds of 2005 Series A"). The aggregate principal amount of bonds of 2005 Series A shall be limited to two hundred million dollars ($200,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2005 Series A, "reopen" the bonds of 2005 Series A so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes (as defined below) outstanding upon a "reopening" of the series, so long as any additional bonds of 2005 Series A have the same tenor and terms as the bonds of 2005 Series A established hereby.

Subject to the release provisions set forth below, each bond of 2005 Series A is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series A 4.80% Senior Notes due 2015 (for purposes of this Part I, the "4.80% Notes").

The bonds of 2005 Series A shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series A shall be issued in the aggregate principal amount of $200,000,000, shall mature on February 15, 2015 (subject to earlier redemption or release) and shall bear interest at the rate of 4.80% per annum, payable semi-annually in arrears on February 15 and August 15 of each year (commencing August 15, 2005), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2005 Series A shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein for payments of ordinary interest.

The bonds of 2005 Series A shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series A shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Except as provided herein, each bond of 2005 Series A shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 15 or August 15 next preceding the date thereof to which interest has been paid on bonds of 2005 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to August 15, 2005, in which case interest shall be payable from February 7, 2005.

The bonds of 2005 Series A in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series A). Until bonds of 2005 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2005 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2005 Series A that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

Bonds of 2005 Series A shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the 4.80% Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series A upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series A during any period of ten (10) days next preceding any redemption date for such bonds.

Bonds of 2005 Series A, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

Upon payment of the principal or premium, if any, or interest on the 4.80% Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with
Article V of the Note Indenture, bonds of 2005 Series A in a principal amount equal to the principal amount of such 4.80% Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE.

From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series A to be less than the then outstanding principal amount of the 4.80% Notes.

REDEMPTION OF BONDS OF 2005 SERIES A.

SECTION 2. Bonds of 2005 Series A shall be redeemed on the respective dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the 4.80% Notes.

In the event the Company elects to redeem any 4.80% Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2005 Series A on the same date as it gives notice of redemption of 4.80% Notes to the Note Indenture Trustee.

REDEMPTION OF BONDS OF 2005 SERIES A IN EVENT OF ACCELERATION OF NOTES.

SECTION 3. In the event of an Event of Default under the Note Indenture and the acceleration of all 4.80% Notes, the bonds of 2005 Series A shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 4.80% Notes, specifying the last date to which interest on the 4.80% Notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note Indenture Trustee not (10) nor less than five (5) days prior to the Demand Redemption Date.

Each bond of 2005 Series A shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all 4.80% Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF 2005 SERIES A.

SECTION 4. The bonds of 2005 Series A and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2005 SERIES A

Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of February 1, 2005, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Indenture

Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

      $                                                         No. R-

THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ________ Dollars ($_________) in lawful money of the United States of America on February 15, 2015 (subject to earlier redemption or release) and interest thereon at the rate of 4.80% per annum, in like lawful money, from February 7, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on February 15 and August 15 of each year (commencing August 15, 2005), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

This bond shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein and in the Indenture for payments of ordinary interest.

Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of February 1, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2005 Series A 4.80% Senior Notes due 2015 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________

            THE DETROIT EDISON COMPANY

            By: AUTHORIZED OFFICER
                ------------------------

[SEAL]

Attest: AUTHORIZED OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.

This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By _________________________
   Authorized Officer

                            [FORM OF REVERSE OF BOND]

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2005 Series A, limited to an aggregate principal amount of $200,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 1, 2005) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 1, 2005, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series A in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005 Series A to be less than the then outstanding principal amount of the Notes.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    PART II.
                       CREATION OF THREE HUNDRED FORTIETH
                            SERIES OF BONDS, GENERAL
                          AND REFUNDING MORTGAGE BONDS,
                               2005 SERIES B BONDS

TERMS OF BONDS OF 2005 SERIES B.

SECTION 1. The Company hereby creates the three hundred fortieth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2005 Series B" (elsewhere herein referred to as the "bonds of 2005 Series B"). The aggregate principal amount of bonds of 2005 Series B shall be limited to two hundred million dollars ($200,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2005 Series B, "reopen" the bonds of 2005 Series B so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes (as defined below) outstanding upon a "reopening" of the series, so long as any additional bonds of 2005 Series B have the 2005 Series B. same tenor and terms as the bonds of 2005 Series B established hereby.

Subject to the release provisions set forth below, each bond of 2005 Series B is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series B 5.45% Senior Notes due 2035 (for purposes of this Part II, the "5.45% Notes").

The bonds of 2005 Series B shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series B shall be issued in the aggregate principal amount of $200,000,000, shall mature on February 15, 2035 (subject to earlier redemption or release) and shall bear interest at the rate of 5.45% per annum, payable semi-annually in arrears on February 15 and August 15 of each year (commencing August 15, 2005), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2005 Series B shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein for payments of ordinary interest.

The bonds of 2005 Series B shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series B shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Except as provided herein, each bond of 2005 Series B shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 15 or August 15 next preceding the date thereof to which interest has been paid on bonds of 2005 Series B, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to August 15, 2005, in which case interest shall be payable from February 7, 2005.

The bonds of 2005 Series B in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series B). Until bonds of 2005 Series B in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series B in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2005 Series B, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2005 Series B that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005 Series B, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series B issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series B not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

Bonds of 2005 Series B shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the 5.45% Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the

Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series B shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series B upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Bonds of 2005 Series B, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

Upon payment of the principal or premium, if any, or interest on the 5.45% Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with
Article V of the Note Indenture, bonds of 2005 Series B in a principal amount equal to the principal amount of such 5.45% Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE.

From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series B shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series B to be less than the then outstanding principal amount of the 5.45% Notes.

REDEMPTION OF BONDS OF 2005 SERIES B.

SECTION 2. Bonds of 2005 Series B shall be redeemed on the respective dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the 5.45% Notes.

In the event the Company elects to redeem any 5.45% Notes prior to maturity in accordance with the provisions of the Note Indenture, the

Company shall give the Trustee notice of redemption of bonds of 2005 Series B on the same date as it gives notice of redemption of 5.45% Notes to the Note Indenture Trustee.

REDEMPTION OF BONDS OF 2005 SERIES B IN EVENT OF ACCELERATION OF NOTES.

SECTION 3. In the event of an Event of Default under the Note Indenture and the acceleration of all 5.45% Notes, the bonds of 2005 Series B shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 5.45% Notes, specifying the last date to which interest on the 5.45% Notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note Indenture Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

Each bond of 2005 Series B shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all 5.45% Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF 2005 SERIES B.

SECTION 4. The bonds of 2005 Series B and the form of Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                           THE DETROIT EDISON COMPANY
                      GENERAL AND REFUNDING MORTGAGE BOND
                                 2005 SERIES B

Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of February 1, 2005, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

      $                                                          No. R-

THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of _________ Dollars ($________) in lawful money of the United States of America on February 15, 2035 (subject to earlier redemption or release) and interest thereon at the rate of 5.45% per annum, in like lawful money, from February 7, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on February 15 and August 15 of each year (commencing August 15, 2005), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

This bond shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein and in the Indenture for payments of ordinary interest.

Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of February 1, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2005 Series B 5.45% Senior Notes due 2035 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place. This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _____________

          THE DETROIT EDISON COMPANY

          By: AUTHORIZED OFFICER
              --------------------------

[SEAL]

Attest: AUTHORIZED OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.

This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By ___________________________
   Authorized Officer

                            [FORM OF REVERSE OF BOND]

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2005 Series B, limited to an aggregate principal amount of $200,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 1, 2005) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 1, 2005, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005 Series B (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series B in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series B shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005 Series B to be less than the then outstanding principal amount of the Notes.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    PART III.

                            RECORDING AND FILING DATA

RECORDING AND FILING OF ORIGINAL INDENTURE.

The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURES.

Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
          SUPPLEMENTAL                           PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
June 1, 1925(a)(b).............    Series B Bonds                          February 1, 1940
August 1, 1927(a)(b)...........    Series C Bonds                          February 1, 1940
February 1, 1931(a)(b).........    Series D Bonds                          February 1, 1940
June 1, 1931(a)(b).............    Subject Properties                      February 1, 1940
October 1, 1932(a)(b)..........    Series E Bonds                          February 1, 1940
September 25, 1935(a)(b).......    Series F Bonds                          February 1, 1940
September 1, 1936(a)(b)........    Series G Bonds                          February 1, 1940
November 1, 1936(a)(b).........    Subject Properties                      February 1, 1940

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
          SUPPLEMENTAL                           PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
February 1, 1940(a)(b).........    Subject Properties                      September 1, 1947
December 1, 1940(a)(b).........    Series H Bonds and Additional           September 1, 1947
                                   Provisions
September 1, 1947(a)(b)(c).....    Series I Bonds, Subject Properties      November 15, 1951
                                   and Additional Provisions
March 1, 1950(a)(b)(c).........    Series J Bonds and Additional           November 15, 1951
                                   Provisions
November 15, 1951(a)(b)(c).....    Series K Bonds Additional Provisions    January 15, 1953
                                   and Subject Properties
January 15, 1953(a)(b).........    Series L Bonds                          May 1, 1953
May 1, 1953(a).................    Series M Bonds and Subject Properties   March 15, 1954
March 15, 1954(a)(c)...........    Series N Bonds and Subject Properties   May 15, 1955
May 15, 1955(a)(c).............    Series O Bonds and Subject Properties   August 15, 1957
August 15, 1957(a)(c)..........    Series P Bonds Additional Provisions    June 1, 1959
                                   and Subject Properties
June 1, 1959(a)(c).............    Series Q Bonds and Subject Properties   December 1, 1966
December 1, 1966(a)(c).........    Series R Bonds Additional Provisions    October 1, 1968
                                   and Subject Properties
October 1, 1968(a)(c)..........    Series S Bonds and Subject Properties   December 1, 1969
December 1, 1969(a)(c).........    Series T Bonds and Subject Properties   July 1, 1970
July 1, 1970(c)................    Series U Bonds and Subject Properties   December 15, 1970
December 15, 1970(c)...........    Series V and Series W Bonds             June 15, 1971
June 15, 1971(c)...............    Series X Bonds and Subject Properties   November 15, 1971
November 15, 1971(c)...........    Series Y Bonds and Subject Properties   January 15, 1973
January 15, 1973(c)............    Series Z Bonds and Subject Properties   May 1, 1974

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
           SUPPLEMENTAL                          PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
May 1, 1974....................    Series AA Bonds and Subject             October 1, 1974
                                   Properties
October 1, 1974................    Series BB Bonds and Subject             January 15, 1975
                                   Properties
January 15, 1975...............    Series CC Bonds and Subject             November 1, 1975
                                   Properties
November 1, 1975...............    Series DDP Nos. 1-9 Bonds and           December 15, 1975
                                   Subject Properties
December 15, 1975..............    Series EE Bonds and Subject             February 1, 1976
                                   Properties
February 1, 1976...............    Series FFR Nos. 1-13 Bonds              June 15, 1976
June 15, 1976..................    Series GGP Nos. 1-7 Bonds and           July 15, 1976
                                   Subject Properties
July 15, 1976..................    Series HH Bonds and Subject             February 15, 1977
                                   Properties
February 15, 1977..............    Series MMP Bonds and Subject            March 1, 1977
                                   Properties
March 1, 1977..................    Series IIP Nos. 1-7 Bonds, Series       June 15, 1977
                                   JJP Nos. 1-7 Bonds, Series KKP Nos.
                                   1-7 Bonds and Series LLP Nos. 1-7
                                   Bonds
June 15, 1977..................    Series FFR No. 14 Bonds and Subject     July 1, 1977
                                   Properties
July 1, 1977...................    Series NNP Nos. 1-7 Bonds and           October 1, 1977
                                   Subject Properties
October 1, 1977................    Series GGP Nos. 8-22 Bonds and          June 1, 1978
                                   Series OOP Nos. 1-17 Bonds and
                                   Subject Properties
June 1, 1978...................    Series PP Bonds, Series QQP Nos. 1-9    October 15, 1978
                                   Bonds and Subject Properties
October 15, 1978...............    Series RR Bonds and Subject             March 15, 1979
                                   Properties

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
           SUPPLEMENTAL                          PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
March 15, 1979.................    Series SS Bonds and Subject             July 1, 1979
                                   Properties
July 1, 1979...................    Series IIP Nos. 8-22 Bonds, Series      September 1, 1979
                                   NNP Nos. 8-21 Bonds and Series TTP
                                   Nos. 1-15 Bonds and Subject
                                   Properties
September 1, 1979..............    Series JJP No. 8 Bonds, Series KKP      September 15, 1979
                                   No. 8 Bonds, Series LLP Nos. 8-15
                                   Bonds, Series MMP No. 2 Bonds and
                                   Series OOP No. 18 Bonds and Subject
                                   Properties
September 15, 1979.............    Series UU Bonds                         January 1, 1980
January 1, 1980................    1980 Series A Bonds and Subject         April 1, 1980
                                   Properties
April 1, 1980..................    1980 Series B Bonds                     August 15, 1980
August 15, 1980................    Series QQP Nos. 10-19 Bonds, 1980       August 1, 1981
                                   Series CP Nos. 1-12 Bonds and 1980
                                   Series DP No. 1-11 Bonds and Subject
                                   Properties
August 1, 1981.................    1980 Series CP Nos. 13-25 Bonds and     November 1, 1981
                                   Subject Properties
November 1, 1981...............    1981 Series AP Nos. 1-12 Bonds          June 30, 1982
June 30, 1982..................    Article XIV Reconfirmation              August 15, 1982
August 15, 1982................    1981 Series AP Nos. 13-14 and           June 1, 1983
                                   Subject Properties
June 1, 1983...................    1981 Series AP Nos. 15-16 and           October 1, 1984
                                   Subject Properties
October 1, 1984................    1984 Series AP and 1984 Series BP       May 1, 1985
                                   Bonds and Subject Properties
May 1, 1985....................    1985 Series A Bonds                     May 15, 1985
May 15, 1985...................    1985 Series B Bonds and Subject         October 15, 1985
                                   Properties
October 15, 1985...............    Series KKP No. 9 Bonds and Subject      April 1, 1986
                                   Properties
April 1, 1986..................    1986 Series A and Subject Properties    August 15, 1986

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
           SUPPLEMENTAL                          PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
August 15, 1986................    1986 Series B and Subject Properties    November 30, 1986
November 30, 1986..............    1986 Series C                           January 31, 1987
January 31, 1987...............    1987 Series A                           April 1, 1987
April 1, 1987..................    1987 Series B and 1987 Series C         August 15, 1987
August 15, 1987................    1987 Series D and 1987 Series E and     November 30, 1987
                                   Subject Properties
November 30, 1987..............    1987 Series F                           June 15, 1989
June 15, 1989..................    1989 Series A                           July 15, 1989
July 15, 1989..................    Series KKP No. 10                       December 1, 1989
December 1, 1989...............    Series KKP No. 11 and 1989 Series BP    February 15, 1990
February 15, 1990..............    1990 Series A, 1990 Series B, 1990      November 1, 1990
                                   Series C, 1990 Series D, 1990 Series
                                   E and 1990 Series F
November 1, 1990...............    Series KKP No. 12                       April 1, 1991
April 1, 1991..................    1991 Series AP                          May 1, 1991
May 1, 1991....................    1991 Series BP and 1991 Series CP       May 15, 1991
May 15, 1991...................    1991 Series DP                          September 1, 1991
September 1, 1991..............    1991 Series EP                          November 1, 1991
November 1, 1991...............    1991 Series FP                          January 15, 1992
January 15, 1992...............    1992 Series BP                          February 29, 1992 and
                                                                           April 15, 1992
February 29, 1992..............    1992 Series AP                          April 15, 1992
April 15, 1992.................    Series KKP No. 13                       July 15, 1992
July 15, 1992..................    1992 Series CP                          November 30, 1992
July 31, 1992..................    1992 Series D                           November 30, 1992
November 30, 1992..............    1992 Series E and 1993 Series D         March 15, 1993
December 15, 1992..............    Series KKP No. 14 and 1989 Series BP    March 15, 1992
                                   No. 2
January 1, 1993................    1993 Series C                           April 1, 1993
March 1, 1993..................    1993 Series E                           June 30, 1993
March 15, 1993.................    1993 Series D                           September 15, 1993
April 1, 1993..................    1993 Series FP and 1993 Series IP       September 15, 1993
April 26, 1993.................    1993 Series G and Amendment of          September 15, 1993
                                   Article II, Section 5

                                                                                 RECORDED
                                                                            AND/OR FILED AS SET
           SUPPLEMENTAL                          PURPOSE OF                FORTH IN SUPPLEMENTAL
            INDENTURE                           SUPPLEMENTAL                     INDENTURE
           DATED AS OF                           INDENTURE                     DATED AS OF:
-------------------------------    -------------------------------------   ----------------------
May 31, 1993...................    1993 Series J                           September 15, 1993
September 15, 1993.............    1993 Series K                           March 1, 1994
March 1, 1994..................    1994 Series AP                          June 15, 1994
June 15, 1994..................    1994 Series BP                          December 1, 1994
August 15, 1994................    1994 Series C                           December 1, 1994
December 1, 1994...............    Series KKP No. 15 and 1994 Series DP    August 1, 1995
August 1, 1995.................    1995 Series AP and 1995 Series DP       August 1, 1999

(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT.

All the bonds of Series A which were issued under the Original Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series AP, 1984
Series BP, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A, 1990 Series A, 1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932, September 25, 1935,
September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957,
December 15, 1970, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, February 1, 1976, June 15, 1976, July
15, 1976, October 1, 1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1,
1977, March 1, 1977, September 1, 1979, July 1, 1977, July 1, 1979, September
15, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1, 1979, January
1, 1980, August 15, 1980, November 1, 1981, October 1, 1984 May 1, 1985, May 15,
1985, January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
February 15, 1977, September 1, 1979, June 15, 1989, February 15, 1990, March 15, 1993, April 26, 1992 and September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                    PART IV.

                                  THE TRUSTEE.

TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE.

The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                     PART V.

                                 MISCELLANEOUS.

CONFIRMATION OF SECTION 318 (c) OF TRUST INDENTURE ACT.

Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.

THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.

IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE DETROIT EDISON COMPANY,

(Corporate Seal)    By: _______________________________
                           Paul A. Stadnikia
                           Assistant Treasurer

EXECUTION

Attest:

By: ________________________________
      Susan E. Riske
      Assistant Corporate Secretary

Signed, sealed and delivered by

THE DETROIT EDISON COMPANY,
in the presence of

____________________________________
Stephanie V. Washio

____________________________________
Timothy J. Maloche

STATE OF MICHIGAN
SS.:

COUNTY OF WAYNE

Acknowledgement of Execution by Company.

On this 1st day of February 2005, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Paul A. Stadnikia, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Paul A. Stadnikia acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)                    ________________________________________
                                    Notary Public, State of Michigan
                                    County of Wayne
                                    My Commission Expires December 28, 2010
                                    Acting in the County of Wayne

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,

(Corporate Seal)    By: _____________________________
                       Name:
                       Title:

Attest:

Name: ________________________
Title: _______________________

Signed, sealed and delivered by

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, in the presence of

_________________________________
Name:

_________________________________
Name:

                                     STATE OF Michigan
                                     SS:
                                     County of Wayne

Acknowledgment of Execution by Trustee.

On this _____ day of __________ 2005, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, personally appeared ________________, to me personally known, who, being by me duly sworn, did say that his business office is located at 611 Woodward Avenue, Detroit, Michigan 48226, and he is ___________________ of J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said ________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)            _________________________________________
                           Notary Public, State of Michigan
                           No.
                           County of Wayne
                           Commission Expires  _____________
                           Acting in the County of _______________

                                     STATE OF MICHIGAN
                                     SS:
                                     COUNTY OF WAYNE.

Affidavit as to Consideration and Good Faith.

Paul A. Stadnikia being duly sworn, says that he is the Assistant Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                   ________________________________
                                   Paul A. Stadnikia
                                   Assistant Treasurer
                                   The Detroit Edison Company

      Sworn to before me this 1st day of February, 2005

                             ___________________________________
      (Notarial Seal)        Notary Public, State of Michigan
                             County of Wayne
                             My Commission Expires December 28, 2010
                             Acting in the County of Wayne

                         This instrument was drafted by
                           Teresa M. Sebastian, Esq.,

                             When recorded return to
                                 Jennifer Evans
                                 2000 2nd Avenue
                                     688 WCB
                             Detroit, Michigan 48226